T. Rowe Price Strategic Income Fund-Advisor Class

Supplement to prospectus dated October 1, 2010

On page 5, the first paragraph under "Management" is revised as follows:

Investment Adviser T. Rowe Price Associates, Inc. ("T. Rowe Price")

Investment Sub-Adviser T. Rowe Price International Ltd ("T. Rowe Price International")

On page 20, the last sentence of the second paragraph under "Investment Adviser" is deleted and replaced with the following:

T. Rowe Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom. T. Rowe Price may pay T. Rowe Price International up to 60% of the management fee that T. Rowe Price receives from the fund.

The date of this supplement is January 3, 2011.

E275-041 1/3/11